[LOGO: MFS]                                                 Annual Report
                                                           for Year Ended
                                                        November 30, 1996


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        MFS[Registered Mark] Gold & Natural Resources Fund
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        America learns how "We invented the mutual fund, (see page 23)
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

TABLE OF CONTENTS

Letter from the Chairman...................................................     1
Portfolio Manager's Overview...............................................     3
Portfolio Manager's Profile................................................     4
Performance Summary........................................................     5
Fund Facts.................................................................     7
Portfolio of Investments...................................................     8
Financial Statements.......................................................    10
Notes to Financial Statements..............................................    16
Independent Auditors' Report...............................................    21
It's Easy to Contact Us....................................................    22
The MFS Family of Funds....................................................    24
Trustees and Officers......................................................    25

HIGHLIGHTS

- DURING THE FISCAL YEAR ENDED NOVEMBER 30, 1996, THE FUND'S CLASS A AND CLASS B SHARES ACHIEVED NET ASSET VALUE TOTAL RETURNS OF 5.37% AND 4.21%, RESPECTIVELY, VERSUS A DECLINE OF 0.8% FOR THE FINANCIAL TIMES GOLD MINES INDEX.

- THE FUND WAS ABLE TO OUTPERFORM THE INDEX IN PART BECAUSE OF ITS UNDERWEIGHTING IN AFRICA, WHICH CONTINUES TO BE PLAGUED BY HIGHER-COST MINES WHICH SUFFER NEGATIVE OPERATING LEVERAGE WHEN THE PRICE OF GOLD IS WEAK.

- THE ECONOMIC ENVIRONMENT OF MODERATE INFLATION AND HIGH REAL (ADJUSTED FOR INFLATION) INTEREST RATES HAS CONTINUED TO PUSH DOWN GOLD PRICES, WHICH FELL FROM OVER $400 AN OUNCE IN JANUARY 1996 TO $371.90 BY THE END OF NOVEMBER 1996.

- THE FUND BENEFITED FROM ITS HOLDINGS IN NORTH AMERICA, WHERE THERE WERE EXCITING NEW DISCOVERIES OF MINES AND EXPANSIONS OF EXISTING MINES. WE BELIEVE THIS WILL SUPPORT INCREASED FUTURE LOW-COST PRODUCTION.

LETTER FROM THE CHAIRMAN



                              Dear Shareholders:

                              The U.S. economy appears to have settled into a
   [PICTURE OF                pattern of moderate growth and inflation -- two
 A. KEITH BRODKIN]            factors that we think can be important
                              contributors to a favorable long-term investment climate. During the first quarter of 1996, real
                              (inflation-adjusted) economic growth was 2.3% on an annualized basis, followed by a rate of 4.7% in the second quarter. However, this unexpectedly high level was followed by a more moderate 2.0%
pace during the third quarter. Overall, real growth in gross domestic product has surpassed our expectations this year, and we now expect that growth for all of 1996 could exceed 2.5%. While the consumer appears to be carrying an excessive debt load, this sector, which represents two-thirds of the economy, provided some support to the automobile and housing markets through much of the year. Consumer spending has also been positively impacted by widespread job growth and, more recently, modestly rising wages. Retail sales, which have been flat for several months, appear to be improving during the holiday shopping season. The economies of Europe and Japan, meanwhile, continue to be in the doldrums, weakening U.S. export markets. Finally, the capital spending plans of American corporations are far from robust. Thus, while economic growth should continue, we expect some slackening toward the end of the year.
     We believe U.S. equity investors should lower their expectations for 1997. The expected slowdown in corporate earnings growth and interest rate increases earlier in the year have raised some near-term concerns, as was seen in July's stock market correction. Further increases in interest rates, and an acceleration of inflation coupled with an additional slowdown in corporate earnings growth, could have a negative effect on the stock market in the near term. However, to the extent that some earnings disappointments are taken as a sign that the economy is not overheating, this may prove beneficial for the equity market's longer-term health. We believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain quite constructive on the long-term viability of the equity market.
     Finally, as you may notice, this report to shareholders incorporates a number of changes which we hope you will find informative and useful.

Following the Portfolio Manager's Overview, we have added new information on the Fund's holdings, including charts illustrating the portfolio's concentration in the types of investments that meet its criteria. Near the back of the report, telephone numbers and addresses are listed if you would like to contact MFS.
     We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin

A. Keith Brodkin
Chairman and President

December 12, 1996

PORTFOLIO MANAGER'S OVERVIEW





                              Dear Shareholders:
                              During the fiscal year ended November 30, 1996,
   [Picture of                the Fund's Class A and Class B shares achieved
Constantinos Mokas]           total returns of 5.37% and 4.21%, respectively
                              (including the reinvestment of distributions but excluding the effects of any sales charges), as compared to a return of -0.8% for the Financial
                              Times Gold Mines Index (the Index), an unmanaged index designed to reflect the performance in international markets of shares of companies engaged primarily in gold mining.
     During the 12 months ended November 30, 1996, the Fund significantly outperformed the price of gold, which fell 4.1%, as well as the Index, although the Fund and the Index were impacted by dramatically divergent country performance. Specifically, the North American component of the Index increased by 3.5%, whereas Africa and Australia declined by 7.0% and 9.7%, respectively. The Fund outperformed the Index due to its underweightings in both Australia and Africa. Africa continues to be plagued by higher-cost mines which suffer negative operating leverage when the price of gold is weak. The strength in North America was driven by exciting discoveries of new mines and expansions of existing mines, which we believe will support increased future low-cost production. The Fund's performance was also aided by a 10% exposure to nonprecious metals, mainly titanium, which significantly outperformed the Index.

     After increasing more than 4% in January 1996, and piercing the $400 an ounce barrier, the price of gold has fallen to $371.90 as of the Fund's fiscal year-end. The economic environment of moderate inflation and high real (adjusted for inflation) interest rates has continued to put negative pressure on gold prices. Heavy forward selling by producers and selling by central banks have also negatively impacted gold prices. We believe, however, the seasonal pickup in gold prices should provide some price support. At current prices, less selling by producers can be expected, while there is less adjusting left for central banks in preparation for European economic unification. Reflecting this outlook, the Fund is primarily invested in precious-metals-related securities, but will likely maintain its 10% exposure to other metals.

Respectfully,

/s/ Constantinos Mokas

Constantinos Mokas
Portfolio Manager

--------------------------------------------------------------------------------

PORTFOLIO MANAGER'S PROFILE

CONSTANTINOS MOKAS IS VICE PRESIDENT OF MASSACHUSETTS FINANCIAL SERVICES (MFS) AND PORTFOLIO MANAGER OF MFS GOLD & NATURAL RESOURCES FUND. HE JOINED MFS IN 1990 AS AN INDUSTRY SPECIALIST AND HAS COVERED THE COMPUTER HARDWARE, MONEY CENTER AND REGIONAL BANK, SAVINGS AND LOAN, AND METALS INDUSTRIES. HE WAS NAMED ASSISTANT VICE PRESIDENT IN JANUARY 1994, PORTFOLIO MANAGER OF MFS GOLD & NATURAL RESOURCES FUND IN DECEMBER 1994, AND VICE PRESIDENT IN 1996. MR. MOKAS IS A GRADUATE OF DARTMOUTH COLLEGE AND THE AMOS TUCK SCHOOL OF BUSINESS AT DARTMOUTH COLLEGE.

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of MFS Gold & Natural Resources Fund Class B shares in comparison to various market indicators. Graph results do not reflect the deduction of any contingent deferred sales charges (CDSC) since the CDSC is not applicable after a six-year period. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results are historical and assume the reinvestment of dividends and capital gains. The performance of Class A shares will be greater or less than the line shown, based on differences in loads and fees.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the Period from August 1, 1988 to November 30, 1996)

                                    [GRAPH]

                                                                         Life of
      AVERAGE ANNUAL TOTAL RETURNS         1 Year    3 Years   5 Years    Fund+
--------------------------------------------------------------------------------
MFS Gold & Natural Resources Fund (Class
  A) including 5.75% sales charge          - 0.68%   - 5.04%   + 3.13%   - 1.08%
--------------------------------------------------------------------------------
MFS Gold & Natural Resources Fund (Class
  A)
  at net asset value                       + 5.37%   - 3.14%   + 4.36%   - 0.38%
--------------------------------------------------------------------------------
MFS Gold & Natural Resources Fund (Class
  B)
  with CDSC                                + 0.21%   - 5.16%   + 3.30%   - 0.79%
--------------------------------------------------------------------------------
MFS Gold & Natural Resources Fund (Class
  B)
  without CDSC                             + 4.21%   - 4.20%   + 3.65%   - 0.79%
--------------------------------------------------------------------------------
Financial Times Gold Mines+++              -  0.8%     N/A       N/A       N/A
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index**    +27.76%   +20.88%   +18.15%   +15.16%++
--------------------------------------------------------------------------------
Consumer Price Index*                      + 3.42%   + 2.89%   + 2.88%   + 3.70%++
--------------------------------------------------------------------------------

  * The Consumer Price Index is a popular measure of change in prices.
 ** Source: Lipper Analytical Services.
  + For the period from the commencement of investment operations, August 1,
    1988 to November 30, 1996.
 ++ Benchmark comparisons begin on August 1, 1988.
+++ Commencement of index is January 1, 1994.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class B results including the contingent deferred sales charge (CDSC) reflect the CDSC which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%.

Class A share performance includes the performance of the Fund's Class B shares for periods prior to the commencement of offering of Class A shares on September 7, 1993. Sales charges and operating expenses for Class A and Class B shares differ. The Class B share performance, which is included within the Class A share performance, with the 5.75% sales charge, has been adjusted to reflect the initial sales charge generally applicable to Class A shares rather than the CDSC generally applicable to Class B shares. Class A share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are higher for Class B shares.

Fund results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

    TAX FORM SUMMARY

    IN JANUARY 1997, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1996.

LARGEST SECTORS

[PIE CHART]

Bonds       4.2%

Cash        1.1%

Other       1.4%

Stocks     93.3%

-------------------------------------------------------------------------------

FUND FACTS
STRATEGY:                THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE
                         LONG-TERM APPRECIATION AND PRESERVATION OF
                         CAPITAL.
COMMENCEMENT OF
INVESTMENT
OPERATIONS:              AUGUST 1, 1988

SIZE:                    $28.6 MILLION NET ASSETS AS OF NOVEMBER 30, 1996


--------------------------------------------------------------------------------

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 1996

TOP TEN HOLDINGS

NEWMONT MINING CORP.                TRIZEC HAHN CORP.
 U.S. gold mining and refining       Diversified Canadian commercial
 company                             property company

ERUO NEVADA MINING CORP. LTD.       BARRICK GOLD CORP.
 Canadian gold mining company        Canadian gold mining company

PLACER DOME, INC.                   FREEPORT-MCMORAN COPPER & GOLD, INC.
 Canadian precious metals mining     U.S. precious metals mining company
 company

TVX GOLD, INC.                      BRE-X MINERALS LTD.
 Canadian precious metals mining     Canadian gold mining company
 company

WESTERN AREAS GOLD MINING LTD.      CENTURY ALUMINUM CO.
 South African gold and uranium      U.S. producer of sheet and plate
 mining  company                     aluminum


PORTFOLIO OF INVESTMENTS - November 30, 1996


Common Stocks - 93.3%

----------------------------------------------------------------------------------------
Issuer                                                           Shares            Value
----------------------------------------------------------------------------------------
Metals and Minerals - 15.2%
  Canada - 4.1%
    Bre-X Minerals Ltd.                                          75,000     $  1,160,156
----------------------------------------------------------------------------------------
  U.S. - 11.1%
    Century Aluminum Co.                                         74,800     $  1,159,400
    Oregon Metallurgical Corp.                                   16,500          585,750
    RMI Titanium Co.                                             25,000          581,250
    Titanium Metals Corp.                                        25,000          837,500
                                                                            ------------
                                                                            $  3,163,900
----------------------------------------------------------------------------------------
Total Metals and Minerals                                                   $  4,324,056
----------------------------------------------------------------------------------------
Precious Metals and Minerals - 78.1%
  Australia - 5.1%
    Newcrest Mining                                             150,000     $    550,260
    Niugini Mining Ltd.+                                        100,000          264,940
    Normandy Mining Limited                                     471,000          633,532
                                                                            ------------
                                                                            $  1,448,732
----------------------------------------------------------------------------------------
  Canada - 28.4%
    Agnico-Eagle Mines Ltd.                                      70,000     $    962,500
    Barrick Gold Corp.                                           40,000        1,200,000
    Euro Nevada Mining Corp. Ltd.                                70,000        1,927,296
    Kinross Gold Corp.                                           50,000          350,000
    Placer Dome, Inc.                                            75,000        1,771,875
    Southern Africa Minerals Corp.+                             400,000          266,805
    Triton Mining Corp.#                                         17,500           64,848
    TVX Gold, Inc.+                                             225,000        1,575,000
                                                                            ------------
                                                                            $  8,118,324
----------------------------------------------------------------------------------------
  South Africa - 19.5%
    Ashanti Goldfields Co.#                                      32,500     $    467,188
    Driefontein Consolidated, ADR                                45,000          517,500
    Free State Consolidated Gold Mines Ltd., ADR                 90,000          669,375
    Hartebeestfontein Gold Mining Co. Ltd., ADR                 185,000          439,375
    Kloof Gold Mining Ltd., ADR                                  60,000          495,000
    Rustenburg Platinum Holdings Ltd., ADR                       15,799          223,161
    Vaal Reefs Exploration & Mining Co. Ltd., ADR               100,000          693,750
    Western Areas Gold Mining Ltd., ADR                         101,673        1,436,131
    Western Deep Levels Ltd., ADR                                20,000          617,500
                                                                            ------------
                                                                            $  5,558,980
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                      Issuer                               Shares              Value
----------------------------------------------------------------------------------------
  U.S. - 25.1%
    Amax Gold, Inc.+                                             80,000     $    480,000
    Battle Mountain Gold Co.                                    120,000          870,000
    Freeport - McMoRan Copper & Gold, Inc.                       40,000        1,195,000
    Homestake Mining Co.                                         40,000          605,000
    Newmont Mining Corp.                                         55,000        2,633,125
    Santa Fe Pacific Gold Co.                                    60,000          690,000
    Stillwater Mining Co.+                                       40,000          700,000
                                                                            ------------
                                                                            $  7,173,125
----------------------------------------------------------------------------------------
Total Precious Metals and Minerals                                          $ 22,299,161
----------------------------------------------------------------------------------------
Total Common Stocks (Identified Cost, $26,782,609)                          $ 26,623,217
                                                       Principal Amount
Bonds - 4.2%                                              (000 Omitted)
----------------------------------------------------------------------------------------

   Horsham Corp.# (Identified Cost, $1,253,500)       $           1,150     $  1,201,750

Short-Term Obligations - 1.1%
----------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due
      12/02/96, at Amortized Cost                     $             320     $    319,949
----------------------------------------------------------------------------------------
Total Investments (Identified Cost, $28,356,058)                            $ 28,144,916

Other Assets, Less Liabilities - 1.4%                                            408,959
----------------------------------------------------------------------------------------
Net Assets - 100.0%                                                         $ 28,553,875
----------------------------------------------------------------------------------------

 +Non-income producing security.
 #SEC Rule 144A restriction.
 See notes to financial statements

FINANCIAL STATEMENTS



Statement of Assets and Liabilities

--------------------------------------------------------------------------------
November 30, 1996
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $28,356,058)               $28,144,916
  Cash                                                                     5,021
  Receivable for investments sold                                        982,051
  Receivable for Fund shares sold                                         12,640
  Dividends and interest receivable                                       20,117
  Receivable from investment adviser                                      46,339
  Other assets                                                               287
                                                                     -----------
      Total assets                                                   $29,211,371
                                                                     -----------
Liabilities:
  Payable for investments purchased                                  $   304,296
  Payable for Fund shares reacquired                                     236,680
  Payable to affiliates -
    Management fee                                                         1,784
    Shareholder servicing agent fee                                          478
    Distribution fee                                                      10,749
  Accrued expenses and other liabilities                                 103,509
                                                                     -----------
      Total liabilities                                              $   657,496
                                                                     -----------
Net assets                                                           $28,553,875
                                                                     -----------
Net assets consist of:
  Paid-in capital                                                    $32,089,045
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies                     (211,254)
  Accumulated net realized loss on investments and
    foreign currency transactions                                     (3,285,756)
  Accumulated net investment loss                                        (38,160)
                                                                     -----------
      Total                                                          $28,553,875
                                                                     ===========
Shares of beneficial interest outstanding                              4,972,224
                                                                     ===========
Class A shares:
  Net asset value per share
    (net assets of $7,862,846 / 1,334,367 shares of beneficial
      interest outstanding)                                             $5.89
                                                                        -----
  Offering price per share (100 / 94.25)                                $6.25
                                                                        -----
Class B shares:
  Net asset value and offering price per share
    (net assets of $20,691,029 / 3,637,857 shares of beneficial
      interest outstanding)                                             $5.69
                                                                        -----

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations
--------------------------------------------------------------------------------
                    Year Ended November 30, 1996
--------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                         $  352,230
    Interest                                                             117,986
                                                                      ----------
      Total investment income                                         $  470,216
                                                                      ----------
  Expenses -
    Management fee                                                    $  238,998
    Trustees' compensation                                                38,385
    Shareholder servicing agent fee (Class A)                             11,785
    Shareholder servicing agent fee (Class B)                             52,822
    Distribution and service fee (Class B)                               240,096
    Custodian fee                                                         32,763
    Auditing fees                                                         32,095
    Printing                                                              22,178
    Postage                                                               14,202
    Legal fees                                                             4,449
    Miscellaneous                                                         73,722
                                                                      ----------
      Total expenses                                                  $  761,495
    Reduction of expenses by investment adviser                          (46,339)
    Fees paid indirectly                                                  (2,677)
                                                                      ----------
      Net expenses                                                    $  712,479
                                                                      ----------
        Net investment loss                                           $ (242,263)
                                                                      ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                           $ (506,076)
    Foreign currency transactions                                            154
                                                                      ----------
      Net realized loss on investments and foreign currency
        transactions                                                  $ (505,922)
                                                                      ----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                       $1,511,308
    Translation of assets and liabilities in foreign currencies             (106)
                                                                      ----------
      Net unrealized gain on investments                              $1,511,202
                                                                      ----------
        Net realized and unrealized gain on investments and foreign
          currency                                                    $1,005,280
                                                                      ----------
          Increase in net assets from operations                      $  763,017
                                                                      ==========

See notes to financial statements

Statement of Changes in Net Assets
----------------------------------------------------------------------------------
Year Ended November 30,                                        1996           1995
----------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                 $    (242,263)  $   (196,281)
  Net realized loss on investments and foreign
    currency transactions                                  (505,922)    (1,624,411)
  Net unrealized gain on investments and foreign
    currency translation                                  1,511,202        417,929
                                                      -------------   ------------
    Increase (decrease) in net assets from
      operations                                      $     763,017   $ (1,402,763)
                                                      -------------   ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                    $  85,440,451   $ 70,516,741
  Cost of shares reacquired                             (85,185,039)   (73,995,431)
                                                      -------------   ------------
    Increase (decrease) in net assets from Fund
      share transactions                              $     255,412   $ (3,478,690)
                                                      -------------   ------------
      Total increase (decrease) in net assets         $   1,018,429   $ (4,881,453)
Net assets:
  At beginning of period                                 27,535,446     32,416,899
                                                      -------------   ------------
  At end of period (including accumulated net
    investment loss of $38,160 and $29,466,
    respectively)                                     $  28,553,875   $ 27,535,446
                                                      =============   ============

See notes to financial statements

Financial Highlights
---------------------------------------------------------------------------------
Year Ended November 30,               1996        1995         1994         1993*
---------------------------------------------------------------------------------
                                          Class A
---------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                             $ 5.59     $   5.76     $    6.54     $  5.55
                                     ------     --------     ---------     -------
Income from investment
  operations## -
  Net investment income (loss)sec.   $ --       $   0.01     $    0.01     $  0.01
  Net realized and unrealized gain
    (loss) on investments              0.30        (0.18)        (0.73)       0.98
                                     ------     --------     ---------     -------
      Total from investment
        operations                   $ 0.30     $  (0.17)    $   (0.72)    $  0.99
                                     ------     --------     ---------     -------
Less distributions declared to
  shareholders -
  From net realized gain on
    investments                      $ --       $  --        $   (0.05)    $ --
  Tax return of capital                --          --            (0.01)      --
                                     ------     --------     ---------     -------
      Total distributions declared
        to shareholders              $ --       $  --        $   (0.06)    $ --
                                     ------     --------     ---------     -------
Net asset value - end of period      $ 5.89     $   5.59     $    5.76     $  6.54
                                     ------     --------     ---------     -------
Total return#                          5.37%      (2.95)%      (11.14)%      17.84%++
Ratios (to average net assets)/
  Supplemental datasec.:
  Expenses                            1.44%        1.43%         1.42%       1.43%+
  Net investment income (loss)       (0.03)%       0.16%         0.14%       0.61%+
Portfolio turnover                      26%          33%          142%        188%
Average commission rate###           $0.0362       --           --           --
Net assets at end of period (000
  omitted)                           $7,863     $  6,328     $   3,695     $ 1,117
   * For the period from the commencement of offering of Class A shares,
     September 7, 1993, to November 30, 1993.
   + Annualized.
  ++ Not annualized.
   # Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  ## Per share data for the periods subsequent to November 30, 1992 is based on average shares outstanding.
 ### Average commission rate is calculated for funds with fiscal years beginning on or after September 30, 1995.
sec. The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income (loss) per share and ratios would have been:
     Net investment loss                  $(0.01)     $   --      $(0.02)     $   --
     Ratios (to average net assets):
                                            1.59%       1.63%       1.84%       1.93%+
       Expenses
                                           (0.18)%     (0.04)%     (0.27)%      0.11%+
       Net investment income (loss)

See notes to financial statements

Financial Highlights -- continued
---------------------------------------------------------------------------------
Year Ended November 30,                     1996       1995       1994       1993
---------------------------------------------------------------------------------
                                         Class B
---------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period     $   5.46   $   5.68   $   6.53   $   4.67
                                          --------   --------   --------   --------
Income from investment operations## -
  Net investment income losssec.          $  (0.06)  $  (0.04)  $  (0.06)  $  (0.02)
  Net realized and unrealized gain
    (loss) on investments                     0.29      (0.18)     (0.73)      1.88
                                          --------   --------   --------   --------
      Total from investment operations    $   0.23   $  (0.22)  $  (0.79)  $   1.86
                                          --------   --------   --------   --------
Less distributions declared to
  shareholders -
  From net realized gain on investments   $  --      $  --      $  (0.05)  $  --
  Tax return of capital                      --         --         (0.01)     --
                                          --------   --------   --------   --------
    Total distributions declared to
      shareholders                        $  --      $  --      $  (0.06)  $  --
                                          --------   --------   --------   --------
Net asset value - end of period           $   5.69   $   5.46   $   5.68   $   6.53
                                          --------   --------   --------   --------
Total return#                                 4.21%     (3.87)%   (12.24)%    39.83%
Ratios (to average net assets)/
  Supplemental datasec.:
  Expenses                                    2.52%      2.50%      2.49%      2.66%
  Net investment income loss                 (1.02)%    (0.79)%    (0.83)%    (0.38)%
Portfolio turnover                              26%        33%       142%       188%
Average commission rate###                $ 0.0362      --         --         --
Net assets at end of period (000
  omitted)                                $ 20,691   $ 21,207   $ 28,722   $ 24,861

   * For the period from the commencement of investment operations, August 1, 1988 to November 30, 1988
   + Annualized.
   # Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower. ## Per share data for the periods subsequent to November 30, 1992 is based on average shares outstanding.
 ### Average commission rate is calculated for funds with fiscal years beginning on or after September 30, 1995.
sec. The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income (loss) per share and ratios would have been:

Net investment income (loss)              $ (0.07)   $ (0.05)   $ (0.09)   $ (0.04)
Ratios (to average net assets):
  Expenses                                   2.67%      2.71%      2.91%      3.15%
  Net investment income (loss)              (1.17)%    (1.00)%    (1.25)%    (0.87)%


See notes to financial statements

Financial Highlights -- continued
----------------------------------------------------------------------------------
Year Ended November 30,           1992       1991       1990       1989      1988*
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Per share data (for a share
  outstanding throughout each
  period):
Net asset value - beginning
  of period                    $   4.80   $   4.68   $   6.56   $   5.88   $   6.16
                               --------   --------   --------   --------   --------
Income from investment
  operations## -
  Net investment income
    (loss)                     $  (0.14)  $  (0.11)  $  (0.07)  $  (0.04)  $   0.03
  Net realized and unrealized
    gain (loss) on
    investments                    0.01       0.23      (1.81)      0.75      (0.31)
                               --------   --------   --------   --------   --------
      Total from investment
        operations             $  (0.13)  $   0.12   $  (1.88)  $   0.71   $  (0.28)
                               --------   --------   --------   --------   --------
Less distributions declared
  to shareholders -
  From net realized gain on
    investments                $  --      $  --      $  --      $  (0.03)  $  --
                               --------   --------   --------   --------   --------
Net asset value - end of
  period                       $   4.67   $   4.80   $   4.68   $   6.56   $   5.88
                               --------   --------   --------   --------   --------
Total return#                    (2.71)%      2.56%    (28.66)%    12.06%    (13.71)%+
Ratios (to average net assets)/
  Supplemental data:
  Expenses                        4.09%       4.11%      3.88%      3.67%      3.00%+
  Net investment income
    (loss)                       (2.39)%     (2.19)%    (2.04)%    (1.15)%    (0.94)%+
Portfolio turnover                 189%        135%       114%        92%        12%
Net assets at end of period
  (000 omitted)                $ 6,432    $  7,056   $  7,207   $  4,795   $  1,778

    * For the period from the commencement of investment operations, August 1, 1988 to November 30, 1988
    + Annualized.
    # Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
   ## Per share data for the periods subsequent to November 30, 1992 is based on average shares outstanding.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION
MFS Gold & Natural Resources Fund (the Fund) is a non-diversified series of MFS Series Trust II (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilites initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended November 30, 1996, $233,569 was reclassified from accumulated net realized loss on investments and paid-in-capital to undistributed net investment income due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share. At November 30, 1996, the Fund, for federal income tax purposes, had a capital loss carryforward of $3,267,652, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2004 ($542,579), November 30, 2003 ($1,781,104) and November 30, 2002 ($943,969).

Multiple Classes of Shares of Beneficial Interest - The Fund offers both Class A and Class B shares. The two classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. The investment adviser did not impose a portion of its fee, which is reflected as a preliminary reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $10,110 for the year ended November 30, 1996.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $9,525 for the year ended November 30, 1996, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer who enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. Payments of the 0.25% per annum service fee will commence under the distribution plan when the value of the net assets of the Fund attributable to Class A shares first equals or exceeds $40 million. Payment of the 0.10% per annum distribution fee will commence on such date as the Trustees of the Trust may determine.

The Class B distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers who enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $10,687 for Class B shares for the year ended November 30, 1996. Fees incurred under the distribution plan during the year ended November 30, 1996 were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 1996 were $78,529 for Class B shares.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15% and up to 0.22% attributable to Class A and Class B shares, respectively.

(4) PORTFOLIO SECURITIES
Purchases and sales of investments, other than purchased option transactions and short-term obligations aggregated $8,591,248 and $7,650,706, respectively.


The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:


Aggregate cost                                                        $28,356,058
                                                                      -----------
Gross unrealized appreciation                                         $ 3,872,639
Gross unrealized depreciation                                          (4,083,781)
                                                                      -----------
    Net unrealized depreciation                                       $  (211,142)
                                                                      -----------

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                Year Ended November 30,       Year Ended November 30,
                                         1996                          1995
                              ---------------------------   ---------------------------
                                Shares          Amount        Shares          Amount
    -------------------------------------------------------------------------------
Shares sold                    6,360,113     $ 41,515,582    5,439,951     $ 31,316,326
Shares reacquired             (6,157,121)     (39,875,887)  (4,950,704)     (28,287,454)
                               ---------      -----------    ---------      -----------
    Net increase                 202,992     $  1,639,695      489,247     $  3,028,872
                               ---------      -----------    ---------      -----------

Class B Shares

                                  Year Ended November 30,       Year Ended November 30,
                                                     1996                          1995
                              ---------------------------   ---------------------------
                                Shares          Amount        Shares          Amount
    -------------------------------------------------------------------------------
Shares sold                    7,018,689     $ 43,924,869    7,007,971     $ 39,200,415
Shares reacquired             (7,267,186)     (45,309,152)  (8,180,833)     (45,707,977)
                               ---------      -----------    ---------      -----------
    Net decrease                (248,497)    $ (1,384,283)  (1,172,862)    $ (6,507,562)
                               ---------      -----------    ---------      -----------

(6) Line of Credit

The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended November 30, 1996 was $303.

(7) Restricted Security

The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At November 30, 1996, the Fund owned the following restricted security (constituting 5.5% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such security be registered. The value of this security is determined by valuations supplied by a pricing service or brokers, or, if not available, in good faith by or at the direction of the Trustees.

                               Date of
     Description             Acquisition         Shares          Cost          Value
--------------------------------------------------------------------------------------
TVX Gold, Inc.                6/28/93            225,000     $1,642,657     $1,575,000
                                                                            ----------

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust II and Shareholders of MFS Gold & Natural Resources Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Gold & Natural Resources Fund (a separate series of MFS Series Trust II) as of November 30, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended November 30, 1996 and 1995, and the financial highlights for each of the years in the nine-year period ended November 30, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Gold & Natural Resources Fund at November 30, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 3, 1997








     ---------------------------------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

IT'S EASY TO CONTACT US

[LOGO: PHONE HANDLE]  MFS AUTOMATED INFORMATION

                      ACCOUNT INFORMATION
                      Call 1-800-MFS-TALK (1-800-637-8255)
                      anytime.

                      INVESTMENT OUTLOOK:
                      Call 1-800-637-4458 anytime for the MFS outlook on the bond and stock markets.

[LOGO: QUESTION MARK] MFS PERSONAL SERVICE

                      ACCOUNT SERVICE/LITERATURE:
                      Call 1-800-225-2606 any business day
                      from 8 a.m. to 8 p.m. Eastern time.

                      PRODUCT INFORMATION:
                      Call 1-800-637-2929 any business day
                      from 9 a.m. to 5 p.m. Eastern time.

                      IRA SERVICE:
                      Call 1-800-637-1255 any business day
                      from 9 a.m. to 5 p.m. Eastern time.

                      SERVICE FOR THE HEARING-IMPAIRED:
                      Call 1-800-637-6576 any business day
                      from 9 a.m. to 5 p.m. Eastern time (TDD required).

[LOGO: ENVELOPE]      MFS ADDRESSES

                      MFS Service Center, Inc.
                      P.O. Box 2281
                      Boston, MA 02107-9906


                      WORLD WIDE WEB
                      www.mfs.com

ADS ILLUSTRATE MFS' UNPARALLELED EXPERIENCE




                        [LOGO: MERCURY GEMINI APOLLO MFS]


MFS' new advertisements look back at some of the most important events of the twentieth century to demonstrate a simple point -- no other fund company can match MFS' experience. MFS has been managing money for investors since 1924 when we "invented" the nation's first fund, Massachusetts Investors Trust.

Print and broadcast ads will offer dramatic portraits of what that 72 years' worth of experience means. By the time the Apollo rockets began taking off for the moon, for example, MFS had already been exploring the universe of stocks for more than four decades. The company was also on the scene, as other ads will illustrate, when Louis Armstrong was redefining jazz and when the great racehorse Whirlaway was galloping to a Triple Crown victory.

As MFS Chairman Keith Brodkin emphasizes, in today's increasingly competitive mutual fund industry, it's important to have a recognizable brand name. The goal of the MFS ad campaign is to increase public awareness of the company and its unique role in the industry as the inventor of the mutual fund.

The across-the-board strength of the MFS Family of Funds[Registered Trademark] will be highlighted in the print ads, which cite the performance results and Morningstar ratings of various MFS funds.

The broadcast ads appear on a number of cable and network television news and sports programs. The print ads appear in newspapers such as The Wall Street Journal and USA Today; in financial magazines such as Kiplinger's Personal Finance and Money, and in leisure magazines such as Golf Digest and Tennis.


(The cost of the campaign is being underwritten by MFS. It is neither a fund shareholder nor an annuity contractholder expense.)

THE MFS FAMILY OF FUNDS[REGISTERED TRADEMARK]
AMERICA'S OLDEST MUTUAL FUND GROUP

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time (or leave a message anytime). This material should be read carefully before investing or sending money.


STOCK
--------------------------------------------------------------------------------
Massachusetts Investors Trust Massachusetts Investors Growth Stock Fund MFS[Registered Trademark] Capital Growth Fund MFS[Registered Trademark] Emerging Growth Fund MFS[Registered Trademark] Gold & Natural Resources Fund MFS[Registered Trademark] Growth Opportunities Fund MFS[Registered Trademark] Managed Sectors Fund MFS[Registered Trademark] OTC Fund MFS[Registered Trademark] Research Growth & Income Fund MFS[Registered Trademark] Research Fund MFS[Registered Trademark] Value Fund

STOCK AND BOND
--------------------------------------------------------------------------------
MFS[Registered Trademark] Total Return Fund
MFS[Registered Trademark] Utilities Fund

BOND
--------------------------------------------------------------------------------
MFS[Registered Trademark] Bond Fund MFS[Registered Trademark] Government Mortgage Fund MFS[Registered Trademark] Government Securities Fund MFS[Registered Trademark] High Income Fund MFS[Registered Trademark] Intermediate Income Fund MFS[Registration Mark] Strategic Income Fund

LIMITED MATURITY BOND
--------------------------------------------------------------------------------
MFS[Registered Trademark] Government Limited Maturity Fund
MFS[Registered Trademark] Limited Maturity Fund
MFS[Registered Trademark] Municipal Limited Maturity Fund

WORLD
--------------------------------------------------------------------------------
MFS[Registered Trademark]/Foreign & Colonial Emerging Markets Equity Fund MFS[Registered Trademark]/Foreign & Colonial International Growth Fund MFS[Registered Trademark]/Foreign & Colonial International Growth and Income Fund MFS[Registered Trademark] World Asset Allocation Fundsm MFS[Registered Trademark] World Equity Fund MFS[Registered Trademark] World Governments Fund MFS[Registration Mark] World Growth Fund MFS[Registered Trademark] World Total Return Fund

NATIONAL TAX-FREE BOND
--------------------------------------------------------------------------------
MFS[Registered Trademark] Municipal Bond Fund
MFS[Registered Trademark] Municipal High Income Fund
MFS[Registered Trademark] Municipal Income Fund

STATE TAX-FREE BOND
--------------------------------------------------------------------------------
Alabama, Arkansas, California, Florida, Georgia, Maryland, Massachusetts, Mississippi, New York, North Carolina, Pennsylvania, South Carolina,
Tennessee, Virginia, West Virginia

MONEY MARKET
--------------------------------------------------------------------------------
MFS[Registered Trademark] Cash Reserve Fund
MFS[Registered Trademark] Government Money Market Fund
MFS[Registered Trademark] Money Market Fund

MFS GOLD & NATURAL RESOURCES FUND

TRUSTEES

A. Keith Brodkin* - Chairman and President

Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991), Massachusetts Financial Services Company; Director, Cambridge Bancorp; Director, Cambridge Trust Company

Marshall N. Cohan - Private Investor

lawrence H. cohn, M.D. - Chief of Cardiac Surgery, Brigham and Women's Hospital; Professor of Surgery, Harvard Medical School

The Hon. Sir J. David Gibbons, KBE - Chief Executive Officer, Edmund Gibbons Ltd.; Chairman, Bank of N.T. Butterfield & Son Ltd.

Abby M. O'neill - Private Investor;
Director, Rockefeller Financial Services, Inc. (investment advisers)

Walter E. Robb III - President and Treasurer, Benchmark Advisors, Inc. (corporate financial consultants); President, Benchmark Consulting Group, Inc. (office services); Trustee, Landmark Funds (mutual funds)

Arnold D. Scott* - Senior Executive Vice President, Director and Secretary, Massachusetts Financial Service Company

Jeffrey L. Shames* - President and Director, Massachusetts Financial Services Company

J. Dale Sherratt - President, Insight Resources, Inc. (acquisition planning specialists)

Ward Smith - Former Chairman (until 1994), NACCO Industries; Director, Sundstrand Corporation

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
Constantinos Mokas*

TREASURER
W. Thomas London*

ASSISTANT TREASURER
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

CUSTODIAN
State Street Bank and Trust Company

AUDITORS
Deloitte and Touche LLP

INVESTOR INFORMATION
For MFS stock and bond market outlooks, call toll free: 1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

INVESTOR SERVICE
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances and exchanges, call toll free: 1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

WORLD WIDE WEB
www.mfs.com

[LOGO: DALBAR #1] For the third year in a row, MFS earned a #1 ranking in the DALBAR, Inc. Broker/Dealer Survey. Main Office Operations Service Quality Category. The firm achieved a 3.48 overall score on a scale of 1 to 4 in the 1996 survey. A total of 110 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 15 categories, including "knowledge of phone service contacts," "accuracy of transaction processing," and "overall ease of doing business with the firm."


*Affiliated with the Investment Adviser

  MFS(R) GOLD &                           LOGO
  NATURAL RESOURCES                                                                                      ----------------------
  FUND                                                                                                   BULK RATE
  500 Boylston Street                                                                                    U.S. POSTAGE
  Boston, MA 02116                                                                                       PAID
  LOGO                                                                                                   PERMIT #55638
                                                                                                         BOSTON, MA
                                                                                                         ----------------------

(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                       MGN-2 1/97 9.5M 06/206